                                                                EXHIBIT 10.16(c)
                         SECOND SUPPLEMENTAL INDENTURE


     This Second Supplemental Indenture (the "Second Supplemental Indenture"), dated as of August 30, 1995, among Cinemark Mexico (USA), Inc. a Texas corporation (the "Issuer"), Cinemark de Mexico, S.A. de C.V., a Mexican corporation (the "Guarantor"), and United States Trust Company of New York, as Trustee (the "Trustee").

                                    RECITALS

     A. Issuer, Guarantor and the Trustee executed an indenture, dated as of July 30, 1993 (the "Original Indenture"), relating to the Issuer's 12% Senior Subordinated Notes due 2003 (the "Notes"), which was amended by a First Supplemental Indenture dated as of May 2, 1994 (the "First Supplemental Indenture") (the Original Indenture as amended by the First Supplemental Indenture referred to herein as the "Indenture").

     B. Issuer has entered into that certain Purchase Agreement dated August 30, 1995 (the "Second Purchase Agreement"), relating to the sale of warrants to purchase Common Stock of Cinemark Mexico (USA), Inc. (the "Sale").

     C. Issuer and Guarantor, with the consent of holders of more than fifty percent (50%) of the aggregate principal amount of the Notes now outstanding, exclusive of any Notes owned by Issuer, Guarantor or their respective affiliates, desire to amend and/or restate certain sections of the Indenture in connection with the Sale.

     D. All conditions precedent provided for in the Indenture relating to this Second Supplemental Indenture have been complied with.

     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and of the covenants contained herein, the Issuer and Guarantor hereby covenant and agree with the Trustee, for the equal benefit of all the present and future holders of the Notes without preference, priority or distinction of any of the Notes over any of the others by reason of priority in time of issuance, negotiation or maturity thereof or otherwise, and for the benefit of the Trustee and its successors and assigns, as follows:

                                   ARTICLE I

                            AMENDMENTS TO INDENTURE

     1.1  Amendments to Section 1.1.

     (a) Definition of "Additional Warrants". Section 1.1 of the Indenture is hereby amended to add the following definition:

          "Additional Warrants" shall mean those (x) those warrants to purchase shares of the Company's Common Stock referenced in Section 2.1 to that certain Purchase





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          Agreement dated August 30, 1995 between the Company and the
          Purchasers which are signatories thereto and (y) any other warrants issued from time to time by the Company pursuant to subsequent purchase agreements between the Company and the Purchasers which are signatories thereto.

     (b) Definition of "Consolidated Net Worth". The definition of Consolidated Net Worth contained in Section 1.1 of the Indenture is hereby amended and restated to read in its entirety as follows:

          "Consolidated Net Worth" of any Person as of any date of determination means, at any date, the stockholder's equity of such Person and its Subsidiaries at such date determined in accordance with generally accepted accounting principles on a Consolidated basis, adjusted (x) to exclude (i) the effects, as disclosed in a separate line item of the consolidated financial statements of such Person, relating to foreign currency fluctuations, and (ii) any reduction in stockholders' equity attributable to any redemption, retirement or repurchase by the Company of the Warrants in excess of the purchase price attributed to the Initial Warrants and the Additional Warrants and (y) to include the respective purchase price attributable to the Initial Warrants and the Additional Warrants.

     (c) Definition of "Initial Warrants". Section 1.1 of the Indenture is hereby amended to add the following definition:

          "Initial Warrants" shall mean those warrants to purchase shares of the Company's Common Stock referenced in Section 2.1.2 of the Purchase Agreement dated July 30, 1993 among the Company, the Guarantors and the Purchasers which are signatories thereto which provides for the sale to the Purchaser thereto of the Securities and the Initial Warrants.

     (d) Definition of "Purchase Agreement". The definition of "Purchase Agreement" contained in Section 1.1 of the Indenture is hereby amended and restated in its entirety to read as follows:

          "Purchase Agreement" shall mean (i) the Purchase Agreement dated July 30, 1993 among the Company, the Guarantor and the Purchasers which are signatories thereto which provides for the sale to the Purchasers thereto of the Securities and the Initial Warrants and (ii) the Purchase Agreement among the Company and the Purchaser thereto dated August 30, 1995, which provides for the sale to the Purchaser thereto of the Additional Warrants.

     (e)  Definition of "Warrants".  The definition of "Warrants" contained in
          Section 1.1 of the Indenture is hereby amended and restated in its entirety as follows:

          "Warrants" shall mean the Initial Warrants and the Additional
          Warrants.

     1.2 Amendment to Section 10.8(b). Section 10.8(b) is hereby amended and restated to read in its entirety as follows:





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          Limitation on Consolidated Debt.

               (b) After September 30, 1995, the Company and its Subsidiaries may Incur Debt, if, at the date of and giving effect to the incurrence of such Debt, the Pro Forma Cash Flow Coverage Ratio is equal to or greater than:

          Period                                        Coverage Ratio
          ------                                        --------------
          September 30, 1995 to March 30, 1998           2.25 to 1.0
          March 31, 1998 to March 30, 1999               2.75 to 1.0
          After March 30, 1999                           3.25 to 1.0

          Notwithstanding the foregoing sentence, the Company or any Subsidiary may Incur Permitted Debt without regard to the foregoing limitation.

     1.3 Amendment to Section 10.13. The first paragraph of Section 10.13 is hereby amended and restated in its entirety to read as follows:

          "At the end of any two consecutive fiscal quarters during each of the periods specified in the table below, the Cash Flow Coverage of the Company for such two fiscal quarters then ending shall equal or exceed the ratio set opposite that period:

          Period                                        Coverage Ratio
          ------                                        --------------
          September 30, 1997 to March 30, 1999            2.0 to 1.0
          After March 30, 1999                            2.5 to 1.0


                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     2.1 Counterparts. This Second Supplemental Indenture may be executed in counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     2.2 Severability. In the event that any provision in this Second Supplemental Indenture shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     2.3 Headings. The article and section headings are for convenience only and shall not affect the construction hereof.





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     2.4  Successors and Assigns.  Any covenants and agreements in this Second
          Supplemental Indenture by Issuer shall bind its successors and assigns, whether so expressed or not.

     2.5 GOVERNING LAW. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     2.6 Effect of Second Supplemental Indenture. Except as amended by this Second Supplemental Indenture, the terms and provisions of the Indenture shall remain in full force and effect.

     2.7 Trustee. The Trustee accepts the modifications of the Trust effected by this Second Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of Issuer, and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Second Supplemental Indenture and the Trustee makes no representation with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be executed by their duly authorized representative as of the date hereof.


ATTEST:                                  CINEMARK MEXICO (USA), INC.


/s/ Margaret E. Richards                 By: /s/ Jeffrey J. Stedman
- ------------------------------               ----------------------------------
                                         Printed Name: Jeffrey J. Stedman
                                         Title: Vice President



ATTEST:                                  CINEMARK DE MEXICO, S.A. de C.V.


/s/ Jeffrey J. Stedman                   By: /s/ Ken D. Higgins
- ------------------------------               ----------------------------------
                                         Printed Name: Ken D. Higgins
                                         Title: President





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

ATTEST:                                  UNITED STATES TRUST COMPANY OF
                                         NEW YORK


/s/ Susan Jane Chaps                     By: /s/ Collette E. Neuner
- ------------------------------               ----------------------------------
                                         Printed Name: Collette E. Neuner
                                         Title: Assistant Vice President



The undersigned hereby ratifies and affirms the guaranty contained in Article XV of the Original Indenture and acknowledges and agrees that such guaranty constitutes a guaranty of obligations of the Company under the Original Indenture, as amended by the First Supplemental Indenture and this Second Supplemental Indenture.


                               CINEMARK DE MEXICO, S.A. de C.V.


                               By: /s/ Ken D. Higgins
                               Printed Name: Ken D. Higgins
                               Title: President





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STATE OF TEXAS

COUNTY OF DALLAS

          BEFORE ME, the undersigned Notary Public in and for said State and County, on this day personally appeared Jeffrey J. Stedman, Vice President of Cinemark Mexico (USA), Inc., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Cinemark Mexico (USA), Inc., and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.


                               /s/ Carol Waldman
                               -----------------------------------
                               Notary Public, State of Texas
                               Printed Name: Carol Waldman

My Commission Expires:

6/7/96




STATE OF TEXAS

COUNTY OF DALLAS

          BEFORE ME, the undersigned Notary Public in and for said State and County, on this day personally appeared Ken D. Higgins, President of Cinemark de Mexico, S.A. de C.V., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Cinemark de Mexico, S.A. de C.V., and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.


                               /s/ Carol Waldman
                               ------------------------------------
                               Notary Public, State of Texas
                               Printed Name: Carol Waldman

My Commission Expires:

6/7/96





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STATE OF TEXAS

COUNTY OF DALLAS

          BEFORE ME, the undersigned Notary Public in and for said State and County, on this day personally appeared Collette E. Nuener, Assistant Vice President of United States Trust Company of New York, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said United States Trust Company of New York, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.


                               /s/ A.M. Hayes
                               -------------------------------
                               Notary Public, State of Texas
                               Printed Name: A.M. Hayes

My Commission Expires:

12/31/97





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